EQ PREMIER VIP TRUST

SUPPLEMENT DATED DECEMBER 29, 2022 TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectuses and Statements of Additional Information (“SAIs”) dated May 1, 2022, as supplemented, of EQ Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectuses and SAIs and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a change in the administrator for the Trust and its series (“Portfolios”), effective on or about January 1, 2023. Please note that this change is a corporate organizational change and will not impact the services provided to Portfolios or the personnel providing such services, and the fees paid by the Portfolios will not change.

The Board of Trustees of the Trust (“Board”) has approved the appointment of a newly established entity, Equitable Investment Management, LLC (“EIM II”), as the administrator for the Trust and the Portfolios, effective on or about January 1, 2023. EIM II is an affiliate of Equitable Investment Management Group, LLC, the investment adviser for the Trust and the Portfolios. In connection with the appointment of EIM II, the Board has also approved the transfer of the administration services for the Portfolios to EIM II, including the approval of a new Mutual Funds Service Agreement between EIM II and the Trust. The transfer of the administration services to EIM II will not result in any change in the nature, scope or quality of the administration services being provided to the Trust and the Portfolios, or the personnel providing such services, nor will the transfer result in any change in the administration fees paid by the Portfolios under the current Mutual Funds Service Agreement.

Effective on or about January 1, 2023, all references in the Prospectuses and SAIs to Equitable Investment Management, LLC as the administrator for the Trust and the Portfolios refer to the newly established entity, EIM II.

	Prior to January 1, 2023:	Effective on or about January 1, 2023:

Administrator	Equitable Financial Investment Management, LLC (prior to December 30, 2022, known as Equitable Investment Management, LLC) (EFIM)	Equitable Investment Management, LLC (EIM II)